Business Combination	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Business Combination
27	Business Combination
Acquisition of a music content company in 2020
In December 2020, the Company acquired additional equity interest of an existing associate at an aggregate consideration of RMB241 million. The consideration comprised cash of RMB140 million and a portion of equity interests of the Company’s non-wholly
owned subsidiaries to the extent of RMB101 million, measured at fair value. Upon completion of the acquisition, the associate became a non-wholly
owned subsidiary.
As a result of the acquisition, the Group is expected to increase its presence in online music industry in China. Goodwill arising from the acquisition was attributable to an increase in coverage of the online music market of China. The goodwill recognized was not expected to be deductible for income tax purpose.

The following table summarizes the amount of identified assets acquired and liabilities assumed at the acquisition date.

RMB’million
Aggregate Consideration	241
Fair value of existing interest as an associate of the Group	40
Fair value of non-controlling interest	266

547

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	40
Accounts and other receivables	90
Intangible assets	146
Prepayments, deposits and other assets	104
Deferred revenue	(46)
Other payables and accruals	(73)
Account payable	(21)
Deferred tax liabilities	(35)
Goodwill	342

547

The revenue and the results contributed by the acquiree to the Group for the period since the completion date were insignificant. The Group’s revenue and results for the year would not be materially different should the acquisition occur on January 1, 2020.
Transaction costs were not significant and were charged to general and administrative expenses in the consolidated income statement during the year ended December 31, 2020.